UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of October 1, 2025, the Board of Directors (the “Board”) of Devon Energy Corporation (the “Company”) elected Brent J. Smolik to the Board. Mr. Smolik will serve on the Audit and Safety, Operations, and Resource Committees of the Board.

There are no arrangements or understandings between Mr. Smolik and any other person in connection with his appointment as a director of the Company, and there are no transactions or relationships between Mr. Smolik and the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

In connection with his election to the Board, Mr. Smolik has entered into the standard indemnity agreement with the Company for non-management directors, and Mr. Smolik will participate in the typical compensation arrangements made available to the Company’s other non-management directors. A copy of the form of indemnity agreement was filed as Exhibit 10.43 to the Company’s 2024 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2025, and the non-management director compensation arrangements are described on page 16 of the Company’s 2025 Notice of Annual Meeting and Proxy Statement, filed with the SEC on April 23, 2025. In addition, Mr. Smolik will receive an award of shares of restricted stock under the Company’s 2022 Long-Term Incentive Plan, as amended and restated effective June 4, 2024, with a total value of $154,384, based on the per share closing price of the Company’s common stock on the effective grant date of October 9, 2025. The shares of restricted stock will vest 100% on the day following the effective date of the grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date: October 2, 2025